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CERTIFICATE OF INCORPORATION
OF A
PUBLIC LIMITED COMPANY

Company No. 7905640

The Registrar of Companies for England and Wales, hereby certifies that

RAPID NUTRITION PLC

is this day incorporated under the Companies Act 2006 as a public company, that the company is limited by shares, and the situation of its registered office is in England and Wales

Given at Companies House, Cardiff, on 11th January 2012

N07905640I

REGISTRAR OF COMPANIES FOR ENGLAND AND WALES

THE OFFICIAL SEAL OF THE REGISTRAR OF COMPANIES

Companies House

— for the record —

The above information was communicated by electronic means and authenticated by the Registrar of Companies under Section 1115 of the Companies Act 2006

IN01(ef)

Companies House
for the record

Application to register a company

Received for filing in Electronic Format on the: **10/01/2012**

X109ZHB7

Company Name in full:	**RAPID NUTRITION PLC**
Company Type:	**Public limited by shares**
Situation of Registered Office:	**England and Wales**
Proposed Register Office Address:	**OFFICE 11 10 GREAT RUSSELL STREET** **LONDON** **UNITED KINGDOM** **WC1B 3BQ**

I wish to entirely adopt the following model articles: **Public**

Proposed Officers

Company Secretary 1

Type:	**Person**
Full forename(s):	**RICHARD**
Surname:	**WALKER**
Former names:	
Service Address:	**SUITE 1A LEVEL 2 802 PACIFIC HIGHWAY** **GORDON** **AUSTRALIA** **2072**

Consented to Act: **Y** *Date authorised:* **11/01/2012** *Authenticated:* **YES**

Company Director *1*

Type: **Person**

Full forename(s): **SIMON**

Surname: **ST LEDGER**

Former names:

Service Address: **78 PASSERINE DRIVE**
ROCHEDALE
AUSTRALIA
4123

Country/State Usually Resident: **AUSTRALIA**

Date of Birth: **18/04/1983** *Nationality:* **AUSTRALIAN**

Occupation: **DIRECTOR**

Consented to Act: **Y** *Date authorised:* **11/01/2012** *Authenticated:* **YES**

Company Director 2

Type: **Person**

Full forename(s): **MALCOLM**

Surname: **SINCLAIR**

Former names:

Service Address: **13 MILLS BEACH CLOSE**
MORNINGTON
AUSTRALIA
3931

Country/State Usually Resident: **AUSTRALIA**

Date of Birth: **14/07/1969** *Nationality:* **AUSTRALIAN**

Occupation: **DIRECTOR**

Consented to Act: **Y** *Date authorised:* **11/01/2012** *Authenticated:* **YES**

Company Director 3

Type: **Person**
Full forename(s): **RICHARD**

Surname: **WALKER**

Former names:

Service Address: **SUITE 1A LEVEL 2 802 PACIFIC HIGHWAY**
GORDON
AUSTRALIA
2072

Country/State Usually Resident: **AUSTRALIA**

Date of Birth: **29/06/1961** *Nationality:* **AUSTRALIAN**
Occupation: **DIRECTOR**

Consented to Act: **Y** *Date authorised:* **11/01/2012** *Authenticated:* **YES**

Statement of Capital (Share Capital)

Class of shares	**ORD**	*Number allotted*	**3**
		Aggregate nominal value	**3**
Currency	**GBP**	*Amount paid per share*	**1**
		Amount unpaid per share	**0**

Prescribed particulars

FULL RIGHTS WITH REGARDS TO VOTING, PARTICIPATION AND DIVIDEND

Statement of Capital (Totals)

Currency	**GBP**	*Total number of shares*	**3**
		Total aggregate nominal value	**3**

Initial Shareholdings

Name:	**SIMON ST LEDGER**		
Address:	**78 PASSERINE DRIVE** **ROCHEDALE** **AUSTRALIA** **4123**	*Class of share:*	**ORD**
		Number of shares:	**1**
		Currency:	**GBP**
		Nominal value of each share:	**1**
		Amount unpaid:	**0**
		Amount paid:	**1**
Name:	**MALCOLM SINCLAIR**		
Address:	**13 MILLS BEACH CLOSE** **MORNINGTON** **AUSTRALIA** **3931**	*Class of share:*	**ORD**
		Number of shares:	**1**
		Currency:	**GBP**
		Nominal value of each share:	**1**
		Amount unpaid:	**0**
		Amount paid:	**1**
Name:	**RICHARD WALKER**		
Address:	**SUITE 1A LEVEL 2 802 PACIFIC HIGHWAY** **GORDON** **AUSTRALIA** **2072**	*Class of share:*	**ORD**
		Number of shares:	**1**
		Currency:	**GBP**
		Nominal value of each share:	**1**
		Amount unpaid:	**0**
		Amount paid:	**1**

Statement of Compliance

I confirm the requirements of the Companies Act 2006 as to registration have been complied with.

Name: **SIMON ST LEDGER**
Authenticated: **YES**

Name: **MALCOLM SINCLAIR**
Authenticated: **YES**

Name: **RICHARD WALKER**
Authenticated: **YES**

Authorisation

Authoriser Designation: **subscriber** *Authenticated:* **Yes**

The Companies Acts 2006
Company Having A Share Capital

MEMORANDUM OF ASSOCIATION
OF

RAPID NUTRITION PLC

Each subscriber to this memorandum of association wishes to form a company under the Companies Act 2006 and agrees to become a member of the company and to take at least one share.

Dated: 10-01-2012

SIMON ST LEDGER

MALCOLM SINCLAIR

RICHARD WALKER